                                EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into effective as of April 29, 1999, by and between NEWGEN RESULTS CORPORATION, a Delaware corporation (the "Company") and _______________ ("Executive"). The Company and Executive are hereinafter collectively referred to as the "Parties," and individually referred to as each or any "Party."

                                      RECITALS:


     A. The Company desires assurance of the association and services of Executive in order to retain Executive's experience, skills, abilities, background and knowledge, and is willing to engage Executive's services on the terms and conditions set forth in this Agreement.

     B. Executive desires to be in the employ of the Company, and is willing to accept such employment on the terms and conditions set forth in this Agreement.

                                     AGREEMENT:

     In consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

     1.   EMPLOYMENT.

          1.1 The Company hereby employs Executive, and Executive hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement.

          1.2 Executive shall be the ______________ of the Company or shall serve in such other executive managerial capacity or capacities as the Board of Directors of the Company may from time to time prescribe.

          1.3 Executive shall do and perform all services, acts or things necessary or advisable to manage and conduct the business of the Company, provided, however, that at all times during his employment Executive shall be subject to the direction and policies from time to time established by the Board of Directors of the Company.

     2. LOYAL AND CONSCIENTIOUS PERFORMANCE; NONCOMPETITION. During his employment by the Company, Executive shall devote his full business and professional energies, interest, abilities and time to the proper and efficient performance of this Agreement and shall not, without the prior written consent of the Board of Directors of the Company, directly or indirectly, render services of a business, professional or commercial nature to any other person or entity, whether for compensation or otherwise, or engage in any business activities, including, but not limited to, such activities which are competitive with or adverse to the Company's business or welfare, or have any beneficial financial interest in any suppliers of the Company, whether alone, through Executive's spouse or children, as a partner, or as a shareholder, officer or director of any other corporation, or as a trustee, fiduciary or in a similar representative capacity.

     3. TERM OF EMPLOYMENT. Subject to the Section 5 of this Agreement, Executive shall be employed by the Company for two (2) years, commencing on the date first above written (the "Term of Employment"). Upon the expiration of the Term of Employment, the Consulting Agreement, a form of which is attached hereto as Exhibit A, shall have no effect and shall not be binding upon either the Company or Executive, provided that Executive's employment has not been terminated with or without cause prior to the expiration of the Term of Employment.

     4.   COMPENSATION OF EXECUTIVE.

          4.1 BASE SALARY. The Company shall pay Executive a salary (the "Base Salary") at a rate equal to $ __________________ per year. Such Base Salary shall be payable semi-monthly and shall be prorated for any partial employment on the basis of a 365 day year. The Board of Directors shall annually consider whether to increase the Base Salary, which decision shall be in the sole discretion of the Board.

          4.2 BONUS. Executive's performance shall be reviewed by the Board of Directors of the Company on a periodic basis (but not less than once in each year during the term of this Agreement) and the Board may, in its sole discretion, award such bonuses to Executive as shall be appropriate or desirable based on Executive's performance.

          4.3 WITHHOLDING TAXES, ETC. All of Executive's compensation shall be subject to customary withholding taxes and any other employment taxes as are commonly required to be collected or withheld by the Company.

     5.   TERMINATION.

          5.1 TERMINATION BY COMPANY WITHOUT CAUSE. The Company may voluntarily terminate Executive's employment hereunder without cause for any reason in its sole discretion by giving not less than twelve (12) months' prior written notice to Executive. (As used herein, a termination by the Company "without cause" shall mean any termination that is not "for cause" as defined in
Section 5.2 below.) Upon the date of notice of termination without cause by the Company (the "Notice Date"), Executive shall be engaged to perform services pursuant to a Consulting Agreement, a form of which is attached hereto as Exhibit A. On the Notice Date, the Company shall pay Executive any unpaid salary accrued up to the Notice Date, a bonus equal to the bonus earned by Executive in the prior year and any accrued but unused vacation pay. No other amounts shall be payable to Executive except pursuant to the Consulting Agreement.

          5.2 TERMINATION BY COMPANY FOR CAUSE. At the direction of the Company's Board of Directors, the Company may terminate Executive's employment hereunder for cause by delivery of written notice to Executive specifying the cause or causes relied upon for such termination. Executive shall be entitled to receive as compensation the higher of the Base Salary or the Executive's salary as of the date of termination prorated to the date of termination, and any accrued but unused vacation pay, and shall be engaged to perform services for the Company


                                          2.

pursuant to the Consulting Agreement; PROVIDED THAT, at the Company's sole option, the Company may elect not to engage Executive under the Consulting Agreement, in which event Executive shall receive only the prorated salary to the date of termination, and the accrued vacation pay. Grounds for the Company to terminate "for cause" shall consist of the occurrence of any of the following events:

               5.2.1 Executive's failure or refusal to perform the duties reasonably related to the capacity in which he is employed hereunder which have been or may be assigned to him by the Board of Directors of the Company, and Executive has not corrected such conduct within thirty (30) days of written notice thereof from the Company to Executive;

               5.2.2 Executive's performance of any action when specifically and reasonably instructed not to do so by the Board of Directors of the Company;

               5.2.3 Executive's commission of any fraud against the Company or use or appropriation for his personal use or benefit of any funds or properties of the Company in a material amount not authorized by the Board of Directors to be so used or appropriated;

               5.2.4 Executive's conviction of any crime involving moral turpitude;

               5.2.5 Executive's material breach of any provision of this Agreement or any other agreement between Executive and the Company, and Executive's failure to cure such breach within thirty (30) days of written notice thereof from the Company to Executive.

          5.3 TERMINATION BY EXECUTIVE WITHOUT CAUSE. Executive may voluntarily terminate his employment hereunder without cause for any reason in his sole discretion by giving prior written notice to the Company. (As used herein, a termination by Executive "without cause" shall mean any termination that is not "for cause" as defined in Section 5.4 below.) Executive shall be entitled to receive as compensation the higher of the Base Salary or the Executive's salary as of the date of termination prorated to the date of termination, and any accrued but unused vacation pay, and shall be engaged to perform services for the Company pursuant to the Consulting Agreement; PROVIDED THAT, at the Company's sole option, the Company may elect not to engage Executive under the Consulting Agreement, in which event Executive shall receive only the prorated salary to the date of termination, and the accrued vacation pay.

          5.4 TERMINATION BY EXECUTIVE FOR CAUSE. Executive may terminate his employment hereunder for cause by delivery of written notice to the Company specifying the cause or causes relied upon for such termination. If Executive's employment under this Agreement is terminated by Executive for cause, Executive shall be engaged to perform services pursuant to the Consulting Agreement, and Executive shall be entitled to receive as compensation the higher of the Base Salary or the Executive's salary as of the date of termination prorated to the date of termination and any accrued but unused vacation pay. Grounds for Executive to terminate his employment "for cause" shall consist of the occurrence of any of the following events:


                                          3.

               5.4.1 If the Company requires Executive to perform any act which is illegal, including commission of any crime involving moral turpitude, notwithstanding Executive's notice thereof to the Board of Directors;

               5.4.2 If the Company is in material breach of any provision of this Agreement and the Company has not cured such breach within thirty (30) days of written notice thereof from Executive to the Company; and

               5.4.3 If, without Executive's prior consent, there is a substantial change in Executive's duties or responsibilities relating to his employment with the Company.

          5.5 TERMINATION UPON DEATH OR DISABILITY. Executive's employment hereunder shall terminate without notice upon the date of Executive's death or the date when Executive becomes "completely disabled" as that term is defined in
Section 6.2.

          5.6 NONSOLICITATION. For a period of two (2) years following the termination of Executive's employment with the Company, Executive shall not solicit or in any manner encourage employees of the Company to leave its employ.

     6.   DEATH OR DISABILITY DURING TERM OF EMPLOYMENT.

          6.1 PAYMENT OF BASE SALARY. Upon termination of Executive's employment pursuant to Section 5.5, Executive or his estate or personal representative, as the case may be, shall be entitled to receive Executive's Base Salary at the applicable rate set forth in Section 4.1 for a period of three (3) months following the date of death or the date when Executive becomes completely disabled.

          6.2 DISABILITY DEFINED. The term "completely disabled" as used in this Agreement shall mean the inability of Executive to perform his duties under this Agreement because he has become permanently disabled within the meaning of the policy of disability income insurance provided to him by the Company.

     7.   OTHER BENEFITS.

          7.1 BENEFIT PLANS. Executive shall be eligible to participate in and be covered by any pension, profit sharing, life insurance, accident insurance, health insurance, hospitalization, disability, medical reimbursement or other plan(s) maintained from time to time by the Company for its employees. The Company shall provide Executive with long-term disability benefits.

          7.2 VACATION. During each fiscal year of the Term of Employment, Executive shall be entitled to vacation of twenty (20) working days (which shall accrue ratably) in each such fiscal year at full salary. In the event that Executive accrues forty (40) days of vacation, no further vacation shall accrue until the accrued balance is brought below forty (40) days.

          7.3 EXPENSE REIMBURSEMENT. The Company shall pay on Executive's behalf, or reimburse Executive for, any expenses reasonably incurred in connection with his employment and which are not incurred in violation of any policy or policies regarding expenses


                                          4.

which may be adopted by the Board of Directors from time to time. Executive agrees to submit receipts and other documentation to support the above expenses as a condition of reimbursement therefor.

     8. ASSIGNMENT. This Agreement and any agreements referenced herein constitute the entire agreement between the parties and may be waived, modified or amended only by an agreement in writing signed by both parties.

     9. NOTICES. All notices or demands of any kind required or permitted to be given by the Company or Executive under this Agreement shall be given in writing and shall be personally delivered (and receipted for) or mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

          9.1  If to the Company:

                    Board of Directors of Newgen Results Corporation 12680 High Bluff Drive, Suite 300
                    San Diego, California 92130
                    Attn: Chairman

          9.2  If to Executive:


                    ------------------------

                    ------------------------

                    ------------------------

Any such written notice shall be deemed received when personally delivered or three (3) days after its deposit in the United States mail as specified above. Either Party may change his/its address for notices by giving notice to the other Party in the manner specified in this section.

     10. CHOICE OF LAW. This Agreement is made in San Diego, California. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of California.

     11. INTEGRATION. This Agreement and the Consulting Agreement dated as of the date hereof between Executive and the Company contain the entire agreement of the parties relating to the subject matter of this Agreement, and supersede all prior oral and written employment agreements or arrangements between the Parties. This Agreement cannot be amended or modified except by a written agreement signed by Executive and the Company.

     12. WAIVER. No term, covenant or condition of this Agreement or any breach thereof shall be deemed waived, except with the written consent of the Party against whom the waiver is claimed, and any waiver of any such term, covenant, condition or breach shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant, condition or breach.

     13. SEVERABILITY. If any provision set forth in this Agreement is determined by any arbitrator or court of competent jurisdiction to be invalid or unenforceable for any reason, such


                                          5.

provision, to the specific extent that it is unenforceable, shall be interpreted to the maximum extent as to which it is valid and enforceable in order to effectuate the Parties' intent to the greatest extent possible. Any such deletion or interpretation shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

     14. INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

     15. REPRESENTATIONS AND WARRANTIES. Executive represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing each of the terms and covenants contained in this Agreement, and that his execution and performance of this Agreement will not violate or breach any other agreement between Executive and any other person or entity.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                   The Company:

                                   NEWGEN RESULTS CORPORATION
                                   a Delaware corporation


                                   By:
                                      ---------------------------
                                   Name:
                                         ------------------------

                                   Title:
                                          -----------------------



                                   Executive:



                                   ------------------------------


                                          6.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                EMPLOYMENT AGREEMENT


                                   BY AND BETWEEN

                             NEWGEN RESULTS CORPORATION
                               A DELAWARE CORPORATION

                                        AND

                              -----------------------

                                --------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS


                                                                          PAGE
1.   EMPLOYMENT..............................................................1

2.   LOYAL AND CONSCIENTIOUS PERFORMANCE; NONCOMPETITION.....................1

3.   TERM OF EMPLOYMENT......................................................2

4.   COMPENSATION OF EXECUTIVE...............................................2

5.   TERMINATION.............................................................2

6.   DEATH OR DISABILITY DURING TERM OF EMPLOYMENT...........................4

7.   OTHER BENEFITS..........................................................4

8.   ASSIGNMENT..............................................................5

9.   NOTICES.................................................................5

10.  CHOICE OF LAW...........................................................5

11.  INTEGRATION.............................................................5

12.  WAIVER..................................................................5

13.  SEVERABILITY............................................................5

14.  INTERPRETATION..........................................................6

15.  REPRESENTATIONS AND WARRANTIES..........................................6

                                     Exhibit A

                                CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into effective as of April 29, 1999 by and between NEWGEN RESULTS CORPORATION, a Delaware corporation (the "Company") and ________________ ("Consultant").

     A. The Company provides consulting, marketing and database management services to automobile dealerships and manufacturers;

     B. Consultant is the [INSERT TITLE] of the Company pursuant to an employment agreement dated as of the date hereof (the "Employment Agreement"); and

     C. Because of Consultant's intimate knowledge of the business of the Company, the Company desires the option to engage the services of Consultant, and Consultant desires to be so engaged, upon notice of termination of employment pursuant to the Employment Agreement.

     NOW, THEREFORE, in consideration of the above facts and the mutual promises set forth in this Agreement, the parties agree as follows:

     1. SERVICES. In the event Consultant's employment under the Employment Agreement is terminated, by either the Company or by Consultant, for any reason other than death or disability, then for a period of one (1) year following the date of either party's notice to the other of such termination (the "Notice Date"), the Company shall engage Consultant to perform the services and undertake the duties and responsibilities set forth in Schedule A attached hereto and incorporated herein (collectively, the "Services"), provided that, at the Company's sole option, the Company may elect within 30 days of the Notice Date, in the event of a termination by the Company with "cause" or the termination by Consultant without "cause", not to engage Consultant under this Agreement. Consultant agrees to render the Services under the terms and conditions set forth in this Agreement.

     2. TERM. The term of this Agreement (the "Term") shall commence upon the Notice Date. This Agreement shall remain in full force and effect for one (1) year following the Notice Date. In the event that the Company terminates Consultant's employment with "cause" or Consultant terminates his employment without "cause", and the Company does not elect to engage Consultant within 30 days of the Notice Date, then this Agreement shall have no effect and shall not be binding upon either the Company or upon Consultant.

     3. CONSULTING FEES. As payment for the Services, Consultant shall receive cash fees as set forth in Schedule B attached hereto and incorporated herein, which shall constitute complete payment for the Services. The Company shall be entitled to set off against the consulting fees any other income Consultant receives during the Term from other employment or from contracting engagements with any entity other than the Company. Consultant agrees to immediately inform the Company of any other such income he earns during the Term.

     4. NO OTHER BENEFITS. During the Term, Consultant shall not be entitled to any other compensation or benefits, including benefits provided generally to employees of the

Company, and Consultant's compensation shall not be subject to withholding, unless, in the Company's view, withholding is required by applicable law.

     5. CONFIDENTIAL INFORMATION. In connection with the performance of Services hereunder, Consultant may become familiar with trade secrets and confidential information of the Company (which shall include all trade secrets and work product resulting from Consultant's provision of the Services to the Company), which derive independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use ("Confidential Information"). Except as may be reasonably necessary while providing the Services, Consultant agrees that, during the Term of this Agreement and thereafter, Consultant and any agents and employees of Consultant will not disclose or utilize any of the Confidential Information (including without limitation details regarding the Company's services, plans for new services, supplier and customer information and relationships, information regarding the Company's employees, and business and financial information relating to the actual or planned business, products, practices and techniques of the Company) to which Consultant has been privy, unless Consultant becomes legally required to disclose any such Confidential Information, in which event Consultant shall provide the Company with prompt notice thereof so that the Company may seek a protective order or other appropriate remedy. Upon the termination of this Agreement, Consultant shall deliver to the Company all equipment, notes, documents, memoranda, reports, files, books, correspondence, lists or other written or graphic records and the like belonging to the Company which are or have been in Consultant's possession or control.

     6.   PRESERVATION OF CONFIDENTIAL INFORMATION; NONCOMPETITION.

          Consultant agrees that in order to protect the Confidential Information of the Company and in consideration of the fees receives hereunder and the Company's execution of the Employment Agreement, during the Term of this Agreement, Consultant shall not engage as an advisor, principal, agent, partner, officer, director, stockholder, employee, member of any association or otherwise in any business or activity conducted within the United States or Canada which:

          6.1 is substantially similar to any business or activity of the Company as the same is conducted or proposed to be conducted (as evidenced by a written plan) by the Company as of the first day of the Term; or

          6.2 is competitive with any business or activity of the Company as the same is conducted or proposed to be conducted (as evidenced by a written plan) by the Company on the first day of the Term.

     7. CUSTOMERS AND EMPLOYEES. Consultant agrees that during the Term and for a period of one year thereafter, he will not solicit or cause to be solicited (i) any of the existing customers of the Company for purposes of obtaining their custom or trade for a business which is competitive with the business which is conducted by the Company as of the Notice Date or during the Term, or (ii) any of the existing employees of the Company for purposes of obtaining their employment services.


                                          2.

     8. SEVERABILITY. To the extent any provision of this Agreement shall be adjudicated to be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected, such deletion to apply only with respect to the operation of this Agreement in the particular jurisdiction in which such adjudication is made. In furtherance and not in limitation of the foregoing, should the duration or geographical extent of, or business activities covered by, any provision of this Agreement be in excess of that which is valid and enforceable under applicable law, then such provision shall be construed to cover only the duration, extent or activities which may validly and enforceably be covered.

     9. REMEDIES. In any event of a breach of Consultant's obligations under this Agreement, Consultant agrees that (a) any and all proceeds, funds, payments and proprietary interests, of every kind and description, arising from, or attributable to, such breach shall be the sole and exclusive property of the Company and (b) the Company shall be entitled to recover any additional actual damages incurred as a result of such breach.

     10. INJUNCTIVE RELIEF. Consultant understands and agrees that the Company could not be reasonably or adequately compensated in damages in an action at law for Consultant's breach of his obligations under this Agreement. Accordingly, Consultant specifically agrees that the Company shall be entitled to an injunction enjoining Consultant or any person or persons acting for or with Consultant in any capacity whatsoever from violating any of the terms herein. This provision with respect to injunctive relief shall not diminish the right of the Company to claim and recover damages pursuant to Section 9 in addition to injunctive relief.

     11. REPRESENTATIONS AND WARRANTIES. Consultant represents and warrants that (a) Consultant is not restricted or prohibited, contractually or otherwise, from entering into and performing each of the terms and covenants contained in this Agreement, and (b) Consultant's execution and performance of this Agreement is not a violation or breach of any other agreement to which Consultant is a party.

     12. GOVERNING LAW. This Agreement is made in San Diego, California and shall be interpreted and enforced under the internal laws of the State of California.

     13. ENTIRE AGREEMENT. This Agreement and any agreements referenced herein constitute the entire agreement between the parties and may be waived, modified or amended only by an agreement in writing signed by both parties.

     14. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by Consultant. This Agreement may not be assigned by the Company except in connection with a merger of the Company or pursuant to the sale, transfer or other conveyance of all or substantially all of the assets of the Company.

     15. WAIVER. No covenant, term or condition of this Agreement or breach thereof shall be deemed waived unless the waiver is in writing, signed by the party against whom enforcement is sought, and any waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition.


                                          3.

     16. NOTICE. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or to such other address as either party to this Agreement shall specify by notice to the other:

          If to Company:

                              NEWGEN RESULTS CORPORATION
                              12680 High Bluff Drive, Suite 300
                              San Diego, California 92130
                              Attn:  Chairman

          If to Consultant:


                              -------------------------

                              -------------------------

                              -------------------------

     17. HEADINGS. Headings or captions of paragraphs or sections of this Agreement are for convenience of reference only and shall not be considered in the interpretation of this Agreement.


                                          4.

     18. ATTORNEY CONSULTATION. Each party has been informed of his/its right to consult with his/its attorney prior to signing this Agreement and has either done so or has considered the matter and decided not to do so.

                                   The Company:

                                   NEWGEN RESULTS CORPORATION
                                   a Delaware corporation


                                   By:
                                      ------------------------------
                                   Name:
                                        ----------------------------
                                   Title:
                                         ---------------------------


                                   Consultant:


                                   ---------------------------------


                                          5.

                                      SCHEDULE A


                       SERVICES, DUTIES AND RESPONSIBILITIES

     During the Term, Consultant shall, upon request, consult with the Company by telephone, by mail and in person from time to time on a part-time basis during regular business hours. The consultation shall concern the management, operation, marketing, sales, purchasing, leasing, financing and other aspects of the business of the Company, and may include Consultant's direct contacting of third parties at the reasonable request of the Company. Unless otherwise agreed in writing by the parties, the consultation shall not exceed five (5) hours per week on average during the Term.

                                     SCHEDULE B


                                   CONSULTING FEE

     The Company shall pay to Consultant for the Services, a consulting fee equal to the Base Salary as defined in the Employment Agreement or Consultant's salary on the Notice Date, whichever is higher, paid according to the Company's regular payroll during the Term as provided herein.

     The Company shall pay on Consultant's behalf, or reimburse Consultant for, any expenses reasonably incurred in connection with his rendering of the Services and which are not incurred in violation of any policy or policies regarding expenses which may be adopted by the Board of Directors from time to time. Consultant agrees to submit receipts and other documentation to support the above expenses as a condition of reimbursement therefor.

                 Schedule to Form of Employment Agreement


  Employee                       Base Salary
------------                    -------------
Gerald L. Benowitz                $ 275,000
Leslie J. Silver                  $ 250,000
Samuel Simkin                     $ 154,000
James K. Roche                    $ 130,000